Exhibit 10


                                                            [Crestar logo]

Commercial Note
(Virginia)
Scott & Stringfellow, Inc.                                   June 13, 1997
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Borrower                                                     Date




Five Million===================================================== Dollars
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Loan Amount

($ 5,000,000.00) David P. Butler #1332022
  -------------  --------------- --------    --------------------------------
                 Officer         Account No. Note No. [X] Original [ ] Renewal

For Value Received, the undersigned (whether one or more) jointly and severally promise to pay to the order of Crestar Bank (the "Bank") at any of its offices, or at such place as the Bank may in writing designate, without offset and in immediately available funds, the Loan Amount shown above, including or plus interest, and any other amounts due, upon the terms specified below.

                                IMPORTANT NOTICE


THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.


Repayment Terms

[ ] Demand       Principal on demand, plus interest as described below.

[ ] Time--       One payment due on           ,      . The undersigned agree to
Discounted       the deduction of interest from proceeds or to the payment
                 of interest in advance.

                 Net Proceeds: $                      Interest Amount: $

[ ] Time-Not     One payment due on             ,      , plus interest
    Discounted   and any other amounts due.

[ ] Term--Fixed  In      consecutive      instalments of principal
    Payment      and interest of $                each, payable on the
                     day of each          ,  beginning          ,      and a
                 final payment equal to the unpaid balance of principal plus
                 interest and any other amounts owed due on           ,    .

[ ] Term--       In      consecutive           instalments of principal of
    Variable     $          each, plus interest, payable on the       day of
    Payment      each          , beginning         ,             , and a
                 final payment of $      plus interest and any other amounts
                 owned due on       ,     .

[X] Master       This is: [ ] a closed end transaction; you may borrow up to
    Borrowing    the Loan Amount but may not reborrow amounts that have been
    Note         repaid.
                          [X] an open end revolving line of credit; you may borrow an aggregate principal amount up to the Loan Amount outstanding at any one time.

                Principal on demand, plus interest as described below, but the undersigned shall be liable for only so much of the Loan Amount shown above as shall be equal to the total advanced to or for the undersigned, or any of them, by the Bank from time to time, less all payments made by or for the undersigned and applied by the Bank to principal, plus interest on each such advance, and any other amounts due all as shown on the Bank's books and records, which shall be prima facie evidence of the amount owed.

                This Master Borrowing arrangement will terminate upon written notice from the Bank to the undersigned, or if such notice is
                not sooner given,                from the date of this Note,
                unless an alternative termination date is indicated in the Agreement, as defined below.

[X] Additional Terms And Conditions

This Note is governed by additional terms and conditions contained in a Letter Agreement between the undersigned and the Bank dated June 13, 1997 and any modifications, renewals, extensions or replacements thereof (the "Agreement"), which is incorporated herein by reference. In the event of a conflict between any term or condition contained in this Note and in the Agreement, such term or condition of the Agreement shall control.

If this Note is payable on demand, the Bank shall have the right to demand payment at any time even if an event of default (as identified herein) has not occurred.

Interest

[X] Accrued interest will be payable on the last day of each month, beginning on June 30, 1997. Interest on a Fixed Payment Term Loan will accrue on a 30/360 basis. On all other loan types, interest will accrue daily on an actual/360 basis (that is, on the actual number of days elapsed over a year of 360 days) unless otherwise stated here:

Each scheduled payment made on this Note shall be applied to accrued interest before it is applied to principal. Interest shall accrue from the date of this Note on the unpaid balance and shall continue to accrue after maturity, whether by acceleration or otherwise, until this Note is paid in full. If this is a variable rate transaction, the interest rate is prospectively subject to increase or decrease without prior notice, and if this is a Variable Payment Term Loan, adjustments in the payment schedule will be made as necessary.

Subject to the above, interest per annum payable on this Note (the "Rate") shall be:

  [ ]      % fixed for the term of the loan

  [X] a variable rate based on the following Index:

  [X] Prime Rate as established from time to time by Crestar Bank.

  [ ] Prime Rate as published (lowest published if two) from time to time by


  [ ]
      ------------------------------------------------------------------------

The "Prime Rate" is a reference for fixing the lending rate for commercial loans. The Prime Rate is a reference rate only and does not necessarily represent the lowest rate of interest charged for commercial borrowings. If the Index is a Crestar Prime Rate, the Index rate is subject to increase or decrease at the sole option of the Bank.

The Rate shall be [X] the Index
                  [ ] the Index plus        %.
                  [ ]     % of the Index plus     %.
                  [ ]
                          ----------------------------------------------------


Adjustments to the Rate shall be effective:

                  [X] as of the date the Index changes.
                  [ ]
                      --------------------------------------------------------

[ ] Rate Call Option: Notwithstanding any provision in this Note, the Bank
    reserves the right to adjust the Rate on each     annual anniversary
    date of this Note and the undersigned agree to pay interest at such adjusted interest rate.

Collateral

Unless otherwise agreed in writing, any collateral pledged to the Bank to secure any of the undersigned's existing or future liabilities to the Bank shall secure this Note. To the extent permitted by law, each of the undersigned grants to the Bank a security interest in and a lien upon all deposits or investments maintained by the undersigned with, and all indebtedness owed to the undersigned by, the Bank.

This Note is also secured by the following collateral and proceeds thereof:

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                                 UNSECURED
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All of the foregoing security is referred to collectively as the "Collateral".
The Collateral is security for the payment of this Note and any other liability (including overdrafts and future advances) of the undersigned to the Bank, however evidenced, now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, several, joint, or joint and several, including any extensions, modifications or renewals. The proceeds of any Collateral may be applied against the liabilities of the undersigned to the Bank in such order as the Bank deems proper.

CRE-0261 VA COR (11/96) (To be used for Virginia CL transactions only)

Loan Purpose and Updated Financial Information Required

The undersigned warrant and represent that the loan evidenced by this Note is being made solely for the purpose of acquiring or carrying on a business, professional or commercial activity or acquiring real or personal property as an investment (other than a personal investment) or for carrying on an investment activity (other than a personal investment activity). The undersigned agree to provide to the Bank updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to the Bank, as well as additional information, reports or schedules (financial or otherwise), all as the Bank may from time to time request.

Default, Accelaration and Setoff

Any one of the following shall constitute an event of default under the terms of this Note: (1) the failure to make when due any instalment or other payment, whether of principal, interest, late charges or other authorized charges due under this Note, or the failure to pay the amount demanded by the Bank if this
Note is payable on demand; (2) the death, dissolution, merger, acquisition, consolidation or termination of existence of the undersigned, any guarantor of the indebtedness of any of the undersigned to the Bank, any endorser, or any other party to this Note (collectively called a "Party"); (3) the insolvency or inability to pay debts as they mature of any Party, or the application for the appointment of a receiver for any Party or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any Party or any assignment for the benefit of creditors by or against any Party; (4) the entry of a judgment against any Party or the issuance or service of any attachment, levy or garnishment against any Party or the property of any Party, or the repossession or seizure of property of any Party;
(5) a determination by the Bank that it deems itself insecure or that a material adverse change in the financial condition of any Party or decline or depreciation in the value or market value of any Collateral has occurred since the date of this Note or is reasonably anticipated; (6) the failure of any Party to perform any other obligation to the Bank under this Note or under any other agreement with the Bank; (7) the occurrence of an event of default with respect to any existing or future indebtedness of any Party to the Bank or any other creditor of the Party; (8) a material change in the ownership, control or management of any Party that is an entity, unless such change is approved by the Bank In its sole discretion; (9) if any Party gives notice to the Bank purporting to terminate such Party's obligations under or with respect to this Note; (10) the sale or transfer by a Party of all or substantially all of such Party's assets other than in the ordinary course of business; or (11) any Party commits fraud or makes a material misrepresentation at any time in connection with this Note. If an event of default occurs, or in the event of non-payment of this Note in full at maturity, the entire unpaid balance of this Note shall, at the option of the Bank, become immediately due and payable, without notice or demand. Upon the occurrence or an event of default, the Bank shall be entitled to interest on the unpaid balance at the stated Rate plus 2.00% (the "Default Rate"), unless otherwise required by law, until paid in full. To the extent permitted by law, upon default, the Bank will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation to the Bank against any and all accounts, whether checking or savings or otherwise credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with, held by, owed by, or in the possession of, the Bank or any of its affiliates to the credit of or for the account of any Party, without notice to or consent by any Party. The remedies provided in this Note and any other agreement between the Bank and any Party are cumulative and not exclusive of any remedies provided by law.

Capital Adequacy

Should the Bank, after the date hereof, determine that the adoption of any law or regulation regarding capital adequacy, or any change in the interpretation or administration thereof, has or would have the effect of reducing the Bank's rate of return hereunder to a level below that which the Bank could have achieved but for such adoption or change, by an amount which the Bank considers to be material, then, from time to time, 30 days after written demand by the Bank, the undersigned shall pay to the Bank such additional amounts as will compensate the Bank for such reduction. Each demand by the Bank shall be made in good faith and shall be accompanied by a certificate claiming compensation under this paragraph and stating the amounts to be paid to it hereunder and the basis therefor.

Late Charges And Other Authorized Charges

If this is an Instalment-Simple loan, if any portion of a payment is at least seven (7) days past due, the undersigned agree to pay a late charge of 5% of the amount which is past due. On all other loan types, the undersigned agree to pay such late charge if any portion of a payment is at least ten (10) days past due. Unless prohibited by applicable law, the undersigned agree to pay the fee established by the Bank from time to time for returned checks if a payment is made on this Note with a check and the check is dishonored for any reason after the second presentment. In addition, as permitted by applicable law, the undersigned agree to pay the following: (1) all expenses, including, without limitation, any and all court or collection costs, and attorneys' fees of 25% of the unpaid balance of this Note, or actual attorneys' fees if in excess of such amount, whether suit be brought or not, incurred in collecting this Note; (2) all costs incurred in evaluating, preserving or disposing of any Collateral granted as security for the payment of this Note, including the cost of any audits, appraisals, appraisal updates, reappraisals or environmental inspections which the Bank from time to time in its sole discretion may deem necessary; (3) any premiums for property insurance purchased on behalf of the undersigned or on behalf of the owner(s) of the Collateral pursuant to any security instrument relating to the Collateral; (4) any expenses or costs incurred in defending any claim arising out of the execution of this Note or the obligation which it evidences, or otherwise involving the employment by the Bank of attorneys with respect to this Note and the obilgations it evidences; and (5) any other charges permitted by applicable law. The undersigned agree to pay such authorized charges on demand or, at the Bank's option, such charges may be added to the unpaid balance of the Note and shall accrue interest at the stated Rate. Upon the occurrence of an event of default, interest shall accrue at the Default Rate.

Waivers

The undersigned and each other Party waive presentment, demand, protest, notice of protest and notice of dishonor and waive all exemptions, whether homestead or otherwise, as to the obligations evidenced by this Note. The undersigned and each other Party waive any rights to require the Bank to proceed against any other Party or person or any Collateral before proceeding against the undersigned or any of them, or any other Party, and agree that without notice to any Party and without affecting any Party's liability, the Bank, at any time or times, may grant extensions of the time for payment or other indulgences to any Party or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any Collateral for this Note and may add or release any Party primarily or secondarily liable. The undersigned and each other Party agree that the Bank may apply all monies made available to it from any part of the proceeds of the disposition of any Collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any Party to the Bank, as the Bank may elect from time to time. The undersigned also waive any rights afforded to them by Sections 49-25 and 49-26 of the Code of Virginia of 1950 as amended.

TO THE EXTENT LEGALLY PERMISSIBLE, THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Judgment By Confession

The undersigned hereby duly constitute and appoint Joel W. Maddock or Donna R. Norfleet as the true and lawful attorney-in-fact for them in any or all of their names, place and stead, and upon the occurrence of an event of default, to confess judgment against them, or any of them, in the Circuit Court for the City or County of Richmond, Virginia, upon this Note and all amounts owed hereunder, including all costs of collection, attorneys' fees equal to 25% of the unpaid principal balance hereof and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves, expressly waiving benefit of any homestead or other exemption laws.

Severability, Amendments And No Waiver By Bank

Any provision of this Note which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note. No amendment, modification, termination or waiver of any provision of this Note, nor consent to any departure by the undersigned from any term of this Note, shall in any event be effective unless it is in writing and signed by an authorized employee of the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. If the interest Rate is tied to an external index and the index becomes unavailable during the term of this loan, the Bank may designate a substitute index with notice to the Borrower. No failure or delay on the part of the Bank to exercise any right, power or remedy under this Note shall be construed as a waiver of the right to exercise the same or any other right at any time.

Liability, Successors And Assigns And Choice of Law

Each of the undersigned shall be jointly and severally obligated and liable on this Note. This Note shall apply to and bind each of the undersigned's heirs, personal representatives, successors and assigns and shall inure to the benefit of the Bank, its successors and assigns. This Note shall be governed by the internal laws of the Commonwealth of Virginia and applicable federal law. The undersigned agree that certain material events and occurrences relating to this Note bear a reasonable relationship to the Commonwealth of Virginia. The validity, terms, performance and enforcement of this Note shall be governed by applicable federal law and the internal laws of the Commonwealth of Virginia which are applicable to agreements which are negotiated, executed, delivered and performed solely in the Commonwealth of Virginia.

By signing below, the undersigned agree to the terms of this Note.


                                       Scott & Stringfellow, Inc.
-----------------------------          --------------------------------
Borrower Signature                     Borrower

                                       By  /s/ Mike D. Johnston
-----------------------------           -------------------------------
Borrower Signature                       Signature

                                        Mike D. Johnston Vice President & CFO
-----------------------------           -------------------------------------
Borrower Signature                      Name and Title

-----------------------------
Borrower Signature                      -------------------------------------
                                        Borrower

                                       By
                                        -------------------------------------
                                        Signature

                                        -------------------------------------
                                        Name and Title

By signing below, the following Endorsers each agree to be bound by all the terms of this Note.

--------------------------------             --------------------------------
Endorser Name, Printed or Typed               Endorser Signature

--------------------------------             --------------------------------
Endorser Name, Printed or Typed               Endorser Signature

--------------------------------             --------------------------------
Endorser Name, Printed or Typed               Endorser Signature


Disbursement of Proceeds - For Bank Use Only------------------------------
             Master Note Borrowing Facility
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(VA-2)                                           Total $ 5,000,000.00
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